United Bankshares, Inc. Fourth Quarter & Fiscal Year 2018 Earnings Review January 29, 2019 EXHIBIT 99.2

Forward-Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management may contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use the words “projects”, “targets”, “intends”, “plans”, “believes,” “expects,” “anticipates” or similar expressions or future or conditional verbs such as “will”, “may”, “might”, “should”, “would” and “could”. These forward-looking statements involve certain risks and uncertainties. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: competitive pressures among depository institutions increase significantly; changes in interest rate environment may adversely affect net interest income; gain on sale margins; loan accretion; prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; general economic conditions, either national or in the states in which United does business, are less favorable than expected; changes in the securities markets; continued diversification of assets and adverse changes to credit quality; any economic slowdown that could adversely affect credit quality and loan originations. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the caption “Risk Factors” of United’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC. January 2019

2018 HIGHLIGHTS Achieved record Net Income of $256.3 million and record Earnings Per Share of $2.45 for FY 2018 Increased dividends to shareholders for the 45th consecutive year, with a current dividend yield of 3.9% (based upon recent prices) Generated return on average assets of 1.36%, return on equity of 7.84%, and return on tangible equity* of 14.65% Outperformed peer ROA and ROTE Strong expense control with an efficiency ratio of 51.3% Asset quality and capital position remain sound, with Non Performing Assets decreasing 17.3% in FY 2018 Repurchased 2,870,000 shares of common stock during 2018 *Non GAAP measure. Refer to appendix.

EARNINGS SUMMARY Linked Quarter (LQ) Net Income was $64.0 million in 4Q18 compared to $64.4 million in 3Q18. Diluted EPS were $0.62 in 4Q18 compared to $0.62 in 3Q18. Net Interest Income decreased $2.1 million linked quarter due to a $2.8 million decrease in loan purchase accounting accretion income. Provision expense increased $1.0 million while asset quality remained sound with NPAs decreasing $5.2 million. Net charge-offs were 0.18% of loans. Non Interest Income decreased $1.9 million due primarily to a seasonal decrease in mortgage banking revenues. NII included a $2.8 million gain on sale of bank premises, partially offset by $1.9 million in securities losses. Non Interest Expense decreased $2.3 million due mainly to a decrease in employee compensation (primarily mortgage-related commissions). NIE included an $832 thousand charge related to a New Markets tax credit investment, with a corresponding tax benefit of $832 thousand recognized in income tax expense.

PERFORMANCE RATIOS Strong and consistent profitability and expense control. FY 2017 was impacted by $26.8 million in pre tax merger-related expenses and $37.7 million in additional tax expense related to the Tax Act. *Non GAAP measure. Refer to appendix.

NET INTEREST INCOME AND MARGIN Reported Net Interest Margin decreased from 3.56% to 3.50% LQ. Net Interest Margin decrease is primarily attributable to a $2.8 million decrease in loan purchase accounting accretion (~7 bp impact). Scheduled loan accretion is $19 million for FY 2019 and $16 million for FY 2020. $ in millions

LOAN SUMMARY (excludes Loans Held for Sale) LQ loan growth of 4.3% (annualized) led by Residential Real Estate, Consumer, Construction & Land Development, and C&I loans. Achieved full year 2018 loan growth of 3.1%. Residential Real Estate growth generated primarily through United’s mortgage subsidiary – George Mason Mortgage Company. Loans consist of ARM products located within United’s footprint. Non Owner Occupied CRE to Total Risk Based Capital was 271% at 4Q18 (compared to 286% at 4Q17). CRE portfolio continues to perform exceptionally well and remains diversified among underlying collateral types. $ in millions   4Q18 % of Total LQ Change Owner Occupied CRE $ 1,292 9.6% $ (45) Non Owner Occupied CRE $ 4,304 32.0% $ (38) Commercial $ 1,958 14.6% $ 25 Residential Real Estate $ 3,501 26.1% $ 114 Construction & Land Dev. $ 1,410 10.5% $ 30 Bankcard $ 10 0.1% $ 0 Consumer $ 954 7.1% $ 55 Total Gross Loans $ 13,430 100.0% $ 142

DEPOSIT SUMMARY UBSI maintains a strong core deposit base with 32% of deposits in Non Interest Bearing accounts. LQ deposit decline of $96 million included a decrease of $131 million in brokered deposits. Enviable deposit franchise with an attractive mix of both high growth MSA’s and stable, rural markets where United has a dominant market share position. Maintain the #8 deposit market share position in the Washington D.C. MSA. Maintain the #2 deposit market share position in the state of West Virginia. Since December of 2015, Interest Bearing Deposit Beta of approximately 40% and Total Deposit Beta of approximately 27%. $ in millions   4Q18 % of Total LQ Change Interest Bearing $ 9,578 68.4% $ (42) Non Interest Bearing $ 4,417 31.6% $ (54) Total Deposits $ 13,995 100.0% $ (96)

ENHANCING FRANCHISE VALUE Deposit Market Share: Washington D.C. MSA Since 2014, United has completed 3 acquisitions in the Washington D.C. MSA, significantly increasing franchise value (Cardinal, Bank of Georgetown, & Virginia Commerce). United has increased deposit market share in the Washington D.C. MSA from #15 in 2013 to #8 in 2018, with total deposits increasing from $2.1 billion to $8.5 billion. During this time period, the Washington D.C. MSA has grown from $154 billion in total market deposits to $209 billion. Source: SNL Financial

STRONG DEPOSIT MARKET SHARE IN WV Source: SNL Financial 6/30/2018 1. BB&T Corp. 15.81% 2. United Bankshares, Inc. 13.31% 3. WesBanco, Inc. 9.17% 4. City Holding Company 7.56% 5. Huntington Bancshares Inc. 5.79% 6. JPMorgan Chase & Co. 5.64% 7. Summit Financial Group, Inc. 3.68% 8. MVB Financial Corp. 3.16% 9. First Community Bancshares Inc. 2.88% 10. Premier Financial Bancorp Inc. 2.59% With total deposits of $4.4 billion in WV, United ranks #2 in deposit market share (second only to BB&T). United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state of West Virginia. The five markets include Charleston, Morgantown, Parkersburg, Wheeling, and Beckley, WV.

CREDIT QUALITY End of Period Balances (000s) 9/30/18 12/31/18 Non Accrual Loans $66,554 $68,544 90-Day Past Due Loans $15,949 $14,851 Restructured Loans $63,626 $59,425 Total Non Performing Loans $146,129 $142,820 Other Real Estate Owned $18,786 $16,865 Total Non Performing Assets $164,915 $159,685 Non Performing Loans / Loans 1.10% 1.06% Non Performing Assets / Total Assets 0.86% 0.83% Net Charge-offs / Average Loans 0.15% 0.18% Non Performing Assets (NPAs) decreased (3.2)% LQ and (17.3)% YTD. Credit quality remains solid and is expected to be stable in 2019.

CAPITAL RATIOS & PER SHARE DATA End of Period Ratios / Values 9/30/18 12/31/18** Common Equity Tier 1 Ratio 12.4% 12.2% Tier 1 Capital Ratio 12.4% 12.2% Total Risk Based Capital Ratio 14.6% 14.4% Leverage Ratio 10.3% 10.1% Total Equity to Total Assets 16.9% 16.9% *Tangible Equity to Tangible Assets (non GAAP) 9.8% 9.8% Book Value Per Share $31.32 $31.78 *Tangible Book Value Per Share (non GAAP) $16.71 $16.97 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. During the fourth quarter, United repurchased 1,493,100 shares of common stock, with 2,482,000 shares available to be repurchased under the approved plan as of December 31, 2018. *Non GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date.

GEORGE MASON MORTGAGE GMM remains the #1 purchase money lender in the Washington D.C. MSA. Better positioned for profitability going forward due to implementation of ongoing expense reduction initiatives and continued focus on gain on sale margins. GMM gain on sale revenue and business unit profitability will depend upon future production mix (in-house vs. secondary) and general market conditions. Forecast a return to profitability in 2019 (current estimate of $2.0 million operating income) GMM (000s) 3Q18 4Q18 Applications $854,000 $714,000 Loans Originated $641,141 $530,088 Loans Sold $692,270 $514,294 Purchase Money % 88% 86% Realized Gain on Sale Margin 2.85% 2.82% Locked Pipeline (EOP) 170,545 122,677 Total Income $16,866 $14,013 Total Expense $17,957 $15,066 Income Before Tax $(1,091) $(1,053) Net Income After Tax $(846) $(932)

2019 OUTLOOK Loans & Deposits: Loan and deposit growth rates expected in the low to mid single digits for 2019 (compared to 4Q18 end of period balances). Net Interest Margin: Relatively stable core NIM (excluding purchase accounting related loan accretion / compared to 4Q18 net interest margin). Asset Quality: Stable asset quality metrics. Non Interest Income: NII growth, excluding George Mason Mortgage Company, gain on sale of premises, and gain / loss on investments, is estimated in the low single digits (compared to FY 2018). Non Interest Expense: NIE growth, excluding George Mason Mortgage Company, is estimated in the low single digits (compared to FY 2018). Tax Rate: 2019 Tax Rate estimated at approximately 21.5%. The outlook below reflects a continuation of the current economic climate and interest rate environment. Our outlook may change if the expectations for these items vary from current expectations.

UBSI INVESTMENT THESIS Excellent franchise with long-term growth prospects Current income opportunity with a dividend yield of 3.9% (based upon recent prices) High-performance bank with a low-risk profile Experienced management team with a proven track record of execution High level of insider ownership 45 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 13.8x (based upon median 2019 street consensus estimate of $2.51, per Bloomberg)

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Reconciliation of non-GAAP Items January 2019 (dollars in thousands) 2014 2015 2016 2017 2018 (1) Return on Average Tangible Equity Net Income (GAAP) $129,888 $137,959 $147,083 $150,581 $256,342 Average Total Shareholders' Equity (GAAP) $1,597,764 $1,702,490 $1,918,887 $2,971,663 $3,268,944 Less: Average Total Intangibles (701,735) (729,748) (820,558) (1,319,109) (1,519,175) Average Tangible Equity (non-GAAP) $896,029 $972,742 $1,098,329 $1,652,554 $1,749,769   Formula: Net Income/Average Tangible Equity   Return on Average Tangible Equity (non-GAAP) 14.50% 14.18% 13.39% 9.11% 14.65%

Reconciliation of non-GAAP Items (cont.) January 2019 (dollars in thousands)   9/30/2018 12/31/2018     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 19,187,643 $ 19,250,498   Less: Total Intangibles (GAAP) (1,516,971) (1,514,961)     Tangible Assets (non-GAAP) $ 17,670,672 $ 17,735,537         Total Shareholders' Equity (GAAP)   $ 3,251,128 $ 3,251,624     Less: Total Intangibles (GAAP)   (1,516,971) (1,514,961)   Tangible Equity (non-GAAP)   $ 1,734,157 $ 1,736,663   Tangible Equity to Tangible Assets (non-GAAP)   9.8% 9.8%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 3,251,128 $ 3,251,624   Less: Total Intangibles (GAAP) (1,516,971) (1,514,961)   Tangible Equity (non-GAAP) $ 1,734,157 $ 1,736,663   ÷ EOP Shares Outstanding (Net of Treasury Stock) 103,805,836 102,323,488   Tangible Book Value Per Share (non-GAAP) $16.71 $16.97